Exhibit 10.32

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE

THIS NINTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE, is made and entered into as of November 1, 2006 by and among (i) each of the parties identified on the signature page hereof as landlord (collectively, “Landlord”), and (ii) FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of October 31, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, that certain Letter Agreement, dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, and that certain Eighth Amendment to Second Amended and Restated Lease, dated as of November 1, 2006 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, Landlord and Tenant now wish to terminate the Consolidated Lease with respect to those certain premises, known as Clifton Healthcare Center and Health Center of Greater Waterbury, both as more particularly described on Exhibits A-1 and A-2 attached hereto (together, the “Terminated Premises”) and to amend the Consolidated Lease, subject to and upon the terms and conditions hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Tenant represents and warrants that Tenant has not assigned the Consolidated Lease with respect to the Terminated

Premises or sublet all or any portion of the Terminated Premises or otherwise granted the right to occupy all or any portion of the Terminated Premises to any person or entity, other than pursuant to that certain Sublease Agreement dated as of December 31, 2001, by and between Tenant and Five Star Quality Care-CT, LLC (“Subtenant”), as amended by that certain Letter Agreement dated as of March 1, 2004, by and between Tenant and certain Affiliates of Five Star Quality Care, Inc., including Subtenant, which Sublease Agreement is being terminated by that certain Termination of Sublease Agreement of even date herewith, by and between Tenant and Subtenant.

2.             Effective as of the date hereof, the Consolidated Lease is terminated with respect to the Terminated Premises and no party shall have any further rights or liabilities thereunder with respect to the Terminated Premises, except those rights and liabilities which by their terms survive termination of the Consolidated Lease.

3.             The definition of “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby amended by deleting the existing definition and inserting the following in place thereof:

“Minimum Rent. The definition “Minimum Rent” shall mean Thirty-Eight Million Eight Hundred Sixty Thousand Four Hundred Ninety-Nine Dollars ($38,860,499) per annum.

4.             Exhibit A-16 and A-17 of the Consolidated Lease are amended by deleting them in their entirety and inserting “[INTENTIONALLY DELETED]” in each place.

5.             As partially terminated and amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Ninth Amendment to Second Amended and Restated Lease to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST, and SNH/LTA PROPERTIES GA LLC

By:	/s/ John R. Hoadley
Name: John R. Hoadley
Title: Treasurer and CFO
of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Name: Bruce J. Mackey Jr.
Title: Treasurer, Chief Financial Officer and Assistant Secretary

The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

EXHIBIT A-1
EXHIBIT A-2